ORIC-944 Dose Exploration Data Update November 13, 2025 Exhibit 99.1

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# ORIC-944 Advanced into Combination Development with AR Inhibitors

## Phase 1b, Multicenter, Open-Label Trial (in Collaboration with Johnson & Johnson and Bayer)

### ORIC-944 Combination Dose Exploration

**Key Eligibility**
- Patients with mCRPC
- Previously treated with an ARPI (e.g., abiraterone, enzalutamide, apalutamide, or darolutamide)
- May have received up to 1 line of chemotherapy

**November 2025 Update**
- **ORIC-944** (QD) + apalutamide (240 mg QD)
- **ORIC-944** (QD) + darolutamide (600 mg BID)

Candidate RP2Ds

### ORIC-944 Combination Dose Optimization

**Ongoing**
- **ORIC-944** (QD) + apalutamide (240 mg QD)
  - Prior abiraterone
  - Prior enza, apa, daro
- **ORIC-944** (QD) + darolutamide (600 mg BID)
  - Prior abiraterone
  - Prior enza, apa, daro

**Primary endpoints:** Safety and Recommended Phase 2 Dose
**Key secondary endpoints:** rPFS, ORR, and DOR
**Exploratory endpoints:** PSA, ctDNA, H3K27 trimethylation, PRC2 target gene expression, and genomics

***Dose exploration update (November 2025) includes 20 patients, 17 of which were previously disclosed in May 2025***

ORIC

Note: ClinicalTrials.gov identifier: NCT05413421. RP2D – recommended Phase 2 dose; rPFS – radiographic progression free survival; ORR – objective response rate; DOR – duration of response; PSA – prostate-specific antigen. Abiraterone refers to abiraterone acetate.

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# ORIC-944 Phase 1b Combination Dose Exploration in Previously Treated Patients with mCRPC

## Demographics and Baseline Characteristics

| Characteristic | ORIC-944 + Apalutamide or Darolutamide (N=20) |
|---|---|
| **Age**, median (range), years | 71 (48-85) |
| **Race**, White / Black or African American / Asian, % | 70 / 25 / 5 |
| **ECOG Performance Status**, 0 / 1, n (%) | 12 (60) / 8 (40) |
| **Gleason Score**, <8 / ≥8, n (%) | 4 (20) / 15 (75) |
| **Prior lines of therapy**, median (range) | 3 (2-5) |
| **Prior systemic therapy**, n (%) | |
| Abiraterone | 20 (100) |
| Docetaxel | 7 (35) |
| Immune therapy | 7 (35) |
| PARP inhibitor | 2 (10) |
| Radium 223 | 2 (10) |
| Other | 6 (30) |
| **Metastases at baseline**, n (%) | |
| Bone | 17 (85) |
| Lymph nodes | 8 (40) |
| Visceral | 3 (15) |

***Patients previously treated with a median of three prior therapies, including abiraterone and a variety of other approved and investigational treatment regimens***

ORIC

Note: Data as of September 22, 2025. Includes 17 patients previously disclosed in May 2025. Gleason score was missing for one (5%) patient. Immune therapy includes nivolumab, pembrolizumab, atezolizumab, and sipuleucel-T. Other therapies include abemaciclib, cabozantinib, CYP11A, and KLK2 CAR-T. Excludes three patients previously treated with lutetium 177. Number of prior lines of therapy excludes androgen deprivation therapy or first-generation androgen receptor deprivation therapy. Abiraterone refers to abiraterone acetate.

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# ORIC-944 Continues to Demonstrate Strong Clinical Activity with Apalutamide and with Darolutamide in Post-Abiraterone mCRPC Patients

## PSA Response Data of ORIC-944 Plus Apalutamide or Darolutamide (N=20)

| Response | Unconfirmed | Confirmed |
| --- | --- | --- |
| **PSA50** | 11/20 (55%) | 8/20 (40%) [(1)] |
| **PSA90** | 4/20 (20%) | 4/20 (20%) |



Best % Change in PSA from Baseline
50
0
-50
-100
*
*
p50
u50
50
50
50
u50
50
90
90
90
90
ORIC-944 Dose
400 mg QD
600 mg QD
800 mg QD
1,200 mg QD

Notations: * denotes >50% increase in PSA; **50** – confirmed PSA50 response; **90** – confirmed PSA90 response; **p50** – unconfirmed pending PSA50 response; **u50** – unconfirmed PSA50 response.

- ORIC-944 plus AR inhibitor combination demonstrates strong clinical activity
  - PSA responses across all dose levels
  - Comparable PSA responses in combination with apalutamide or with darolutamide
  - PSA90 response ongoing >1 year
- Dose exploration with apalutamide and with darolutamide complete
- Dose optimization ongoing with preliminary data expected 1Q26

***Broad and deep PSA responses observed for ORIC-944 in combination with apalutamide and with darolutamide at all dose levels***

ORIC

Note: Data as of September 22, 2025. All patients treated with either 240 mg QD of apalutamide or 600 mg BID of darolutamide. Excludes three patients previously treated with lutetium 177, one of which achieved a PSA50 response. Abiraterone refers to abiraterone acetate.

(1) One additional PSA50 response pending confirmation (denoted by p50); patient had dose hold due to ankle fracture. One patient developed bone progression and PSA50 was not confirmed. One patient came off drug due to TRAE of G1 diarrhea / G2 nausea and lost opportunity to confirm PSA50 response.

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# ctDNA Analysis Reveals Impressive Molecular Response for ORIC-944 Plus Apalutamide or Darolutamide in Post-Abiraterone mCRPC Patients

## ctDNA Response Data of ORIC-944 Plus Apalutamide or Darolutamide (n=17) [(1)]


ORIC-944 Dose
400 mg QD
600 mg QD
800 mg QD
1,200 mg QD
Best % Change in ctDNA Fraction from Baseline
20
0
-20
-40
-60
-80
-100
*
*

- Impressive ctDNA responses across all dose levels and at comparable rates in combination with apalutamide or with darolutamide
- Deep ctDNA reductions for the vast majority of patients, with 76% of patients demonstrating >50% ctDNA reduction
- ctDNA responses in breadth of genotypes including tumors with:
  - AR mutations, AR amplified, AR wildtype
  - Tumor suppressor and oncogene mutations, e.g., p53, SPOP, PI3K, BRCA

***Rapid and deep ctDNA reductions observed for ORIC-944 in combination with darolutamide and with apalutamide, across breadth of AR mutations and other tumor alterations***

ORIC

Note: Data as of September 22, 2025. Waterfall plot displays patients previously treated with abiraterone. Abiraterone refers to abiraterone acetate. Germline, predicted clonal hematopoiesis, and synonymous somatic variants were excluded from ctDNA analysis.
(1) From the 20-patient data-cut, ctDNA data are included for 17 patients, with 2 patients lacking samples for ctDNA assessment and 1 patient without evidence of ctDNA at baseline.
* Patients denoted by asterisk had a ctDNA fraction <0.5% at baseline, which cleared by C2D1.

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# ctDNA Clearance with ORIC-944 Plus Apalutamide or Darolutamide Is Superior to Standard of Care Therapies

## ORIC-944 ctDNA Clearance Rate Versus Trials in Comparable mCRPC Populations


ORIC-944 Phase 1b ctDNA
(Baseline to On-Treatment)
ND to ND
12%
D to D
29%
D to ND
59%
D to ND: 59% (10/17)
D to D: 29% (5/17)
ND to ND: 12% (2/17)
ND to D: 0% (0/17)
D: Detected ctDNA ≥0.5%
ND: Non-detected ctDNA <0.5%


ctDNA Clearance Rate
(% Detected to Not Detected on Tx)
60%
45%
30%
15%
0%
12%
32%
59%

| Trial | IMbassador250 | FIRSTANA / PROSELICA | **ORIC Phase 1b** |
|---|---|---|---|
| Treatment | Enzalutamide | Docetaxel or cabazitaxel | **ORIC-944 + AR inhibitor** |
| Size | n=171 | n=135 | **n=17** |
| % Patients with Detectable ctDNA at Entry | 80% | 73% | **88%** |
| Prior Therapies | • Prior abiraterone<br>• Chemo allowed | • Prior ARPI allowed<br>• Chemo allowed [1] | • **Prior abiraterone**<br>• **Chemo allowed** |

***ctDNA clearance is associated with prolonged rPFS and overall survival in mCRPC; ORIC-944 plus apalutamide or darolutamide demonstrated a higher ctDNA clearance rate than observed in precedent trials with standard of care therapies***

ORIC

Source: ORIC data as of September 22, 2025. Sweeney et al. CCR (2024) and Sumanasuriya et al. EAU (2021).
Note: ctDNA response was assessed at C2D1 in ORIC Phase 1b, at C3D1 in IMbassador250 and at C4D1 in FIRSTANA/PROSELICA. For ORIC-944, from the 20 patients previously treated with abiraterone as of the data-cutoff, ctDNA data were available for 17 patients, with 2 patients lacking samples for ctDNA assessment and 1 patient without evidence of ctDNA at baseline. Abiraterone refers to abiraterone acetate. rPFS – radiographic progression free survival.
(1) PROSELICA included patients previously treated with docetaxel, and in those patients two doses of cabazitaxel were tested. FIRSTANA included chemo-naive patients with comparison of docetaxel vs cabazitaxel.

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# ORIC-944 in Combination with Apalutamide and with Darolutamide Has Been Generally Well Tolerated to Date

## TEAEs Attributed to ORIC-944 Plus Apalutamide or Darolutamide (≥15% of Total Patients)

| Dose Level (QD) | 400 mg (n=3) | | 600 mg (n=9) | | 800 mg (n=5) | | 1200 mg (n=3) | | Total (N=20) | |
|---|---|---|---|---|---|---|---|---|---|---|
| Preferred Term, n (%) | Grade 1-2 | Grade 3 | Grade 1-2 | Grade 3 | Grade 1-2 | Grade 3 | Grade 1-2 | Grade 3 | Grade 1-2 | Grade 3 |
| Diarrhea | 1 (33%) | – | 3 (33%) | 1 (11%) | 4 (80%) | – | 3 (100%) | – | 11 (55%) | 1 (5%) |
| Fatigue | 1 (33%) | – | 4 (44%) | – | 3 (60%) | – | 1 (33%) | – | 9 (45%) | – |
| Nausea | 1 (33%) | – | 3 (33%) | – | 2 (40%) | – | 1 (33%) | – | 7 (35%) | – |
| Dysgeusia | 1 (33%) | – | 2 (22%) | – | 1 (20%) | – | 1 (33%) | – | 5 (25%) | – |
| Vomiting | – | – | 3 (33%) | – | 1 (20%) | – | – | – | 4 (20%) | – |
| Hypothyroidism [(1)] | – | – | 2 (22%) | – | 1 (20%) | – | 1 (33%) | – | 4 (20%) | – |
| Constipation | – | – | 2 (22%) | – | 1 (20%) | – | – | – | 3 (15%) | – |
| Blood creatinine increased | 1 (33%) | – | – | – | 1 (20%) | – | 1 (33%) | – | 3 (15%) | – |

- No Grade 4 or Grade 5 TEAEs attributed to ORIC-944 with apalutamide or with darolutamide

***ORIC-944 in combination with AR inhibitors has been generally well tolerated with the vast majority of adverse events Grade 1 or 2 and consistent with PRC2 and AR inhibition***

ORIC

Note: Data as of September 22, 2025. Includes all treatment-emergent adverse events (TEAEs) attributed to ORIC-944 plus apalutamide or ORIC-944 plus darolutamide. Severity grade according to NCI CTCAE v5.0. All patients treated with either 240 mg QD of apalutamide or 600 mg BID of darolutamide.

(1) The occurrence of hypothyroidism is consistent with the known safety profile of apalutamide.

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# Combination of ORIC-944 + AR Inhibitors Compares Favorably to Competitor PRC2 Inhibitor + AR Inhibitor and to AR Inhibitor Monotherapy

## ORIC-944 Phase 1b Update (November 2025)

| | | Enzalutamide | Mevrometostat + Enzalutamide | ORIC-944 + Apalutamide or Darolutamide |
|---|---|---|---|---|
| **PSA50** | uPSA50 | 18% | 54% | **55%** |
| | cPSA50 | 15% | 34% | **40%** [(1)] |
| **PSA90** | uPSA90 | 8% | 17% | **20%** |
| | cPSA90 | 8% | 12% | **20%** |
| **SAFETY** (All Gr / Gr ≥3) | | • Fatigue (43% / 3%)<br>• Nausea (25% / 0%)<br>• Anemia (23% / 3%)<br>• Diarrhea (18% / 0%)<br>• Decreased appetite (18% / 0%)<br>• Dysgeusia (8% / 0%) | • Diarrhea (78% / 17%)<br>• Dysgeusia (59% / 0%)<br>• Decreased appetite (59% / 0%)<br>• Fatigue (56% / 5%)<br>• Anemia (49% / 5%)<br>• Nausea (42% / 0%)<br>• Alopecia (39% / 0%)<br>• Thrombocytopenia (29% / 2%); 2% Gr 4<br>• Neutropenia (22% / 7%); 2% Gr 4<br>• Vomiting (22% / 0%)<br>• Arthralgia in (22% / 0%)<br>• Rash (20% / 2%)<br>• *AE cutoff of ≥20%* | • Diarrhea (60% / 5%)<br>• Fatigue (45% / 0%)<br>• Nausea (35% / 0%)<br>• Dysgeusia (25% / 0%)<br>• Vomiting (20% / 0%)<br>• Hypothyroidism (20% / 0%)<br>• Constipation (15% / 0%)<br>• Blood creatinine increased (15% / 0%)<br>• *AE cutoff of ≥15%* |

***ORIC-944 + AR inhibitor safety profile compatible with long-term dosing, with the vast majority of AEs Gr 1 or 2, and no Gr 4/5 events***

Source: ORIC data on file. Enzalutamide and mevrometostat + enzalutamide data from Schweizer et al. ASCO GU (2025) and Matsubara et al. ASCO (2025). AEs <30% estimated from Matsubara et al. ASCO (2025).
Note: Cross-trial comparison in previously treated mCRPC patients shown. ORIC-944 + apalutamide or darolutamide data as of September 22, 2025.
(1) One additional PSA50 response pending confirmation; patient had dose hold due to ankle fracture. One patient developed bone progression and PSA50 was not confirmed. One patient came off drug due to TRAE of G1 diarrhea/G2 nausea and lost opportunity to confirm PSA50 response.

ORIC 9